CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Travelers Quality Bond Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
The Travelers Series Trust -                 The Travelers Series Trust -
Travelers Quality Bond Portfolio             Travelers Quality Bond Portfolio

/s/ R. Jay Gerken                            /s/ Kaprel Ozsolak
---------------------------                  ------------------------
R. Jay Gerken                                Kaprel Ozsolak
Date: March 11, 2005                         Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Lazard International Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                    Chief Financial Officer
The Travelers Series Trust -               The Travelers Series Trust -
Lazard International Stock Portfolio       Lazard International Stock Portfolio

/s/ R. Jay Gerken                          /s/ Kaprel Ozsolak
---------------------------                ------------------------
R. Jay Gerken                              Kaprel Ozsolak
Date: March 11, 2005                       Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - MFS Emerging Growth Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                        Chief Financial Officer
The Travelers Series Trust -                   The Travelers Series Trust -
MFS Emerging Growth Portfolio                  MFS Emerging Growth Portfolio

/s/ R. Jay Gerken                              /s/ Kaprel Ozsolak
----------------------                         ---------------------------
R. Jay Gerken                                  Kaprel Ozsolak
Date: March 11, 2005                           Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Federated High Yield Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                        Chief Financial Officer
The Travelers Series Trust -                   The Travelers Series Trust -
Federated High Yield Portfolio                 Federated High Yield Portfolio

/s/ R. Jay Gerken                              /s/ Kaprel Ozsolak
---------------------------                    ------------------------
R. Jay Gerken                                  Kaprel Ozsolak
Date: March 11, 2005                           Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Federated Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                        Chief Financial Officer
The Travelers Series Trust -                   The Travelers Series Trust -
Federated Stock Portfolio                      Federated Stock Portfolio

/s/ R. Jay Gerken                              /s/ Kaprel Ozsolak
---------------------------                    ------------------------
R. Jay Gerken                                  Kaprel Ozsolak
Date: March 11, 2005                           Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and KAPREL OSZOLAK, Chief Financial Officer of The Travelers Series Trust - Disciplined Mid Cap Stock Portfolio (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                      Chief Financial Officer
The Travelers Series Trust -                 The Travelers Series Trust -
Disciplined Mid Cap Stock Portfolio          Disciplined Mid Cap Stock Portfolio

/s/ R. Jay Gerken                            /s/ Kaprel Ozsolak
---------------------------                  ------------------------
R. Jay Gerken                                Kaprel Ozsolak
Date: March 11, 2005                         Date: March 11, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.